UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2011

HSW International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Terminus, 3280 Peachtree Road, Suite 600, Atlanta, GA 30305
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(404) 364-5823

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 29, 2011, HSW International, Inc. issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)                           Exhibits.

Exhibit No.	Description

99.1                         Press release dated March 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSW International, Inc.

Date: March 29, 2011	By:	/s/ Bradley T. Zimmer
Name: Bradley T. Zimmer
Title: Executive Vice President & General Counsel